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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-3 (Nos. 333-50754 and 333-50768), and Forms S-8 (Nos. 333-50300, 333-80175 and 333-91821) of drkoop.com, Inc. of our report dated March 20, 2001 relating to the financial statements and financial statement schedule which appears in this Form 10-K.


PRICEWATERHOUSECOOPERS LLP


Austin, Texas
March 30, 2001